THIS DOCUMENT PREPARED BY, AND AFTER RECORDING RETURN TO:

Schiff Hardin LLP
233 South Wacker Drive, Suite 7100
Chicago, Illinois 60606
Attn: Janet M. Johnson

CCHI1900032 LD + ALD
LKO

1922834064

Doc# 1922834064 Fee $88.00

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EDWARD M. MOODY

COOK COUNTY RECORDER OF DEEDS

DATE: 08/16/2019 01:47 PM PG: 1 OF 34

This space reserved for Recorder's use only.

SPECIAL AMENDMENT TO AMENDED AND RESTATED DECLARATION ESTABLISHING COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND RIGHTS FOR REAL ESTATE PARCELS NC-1, EC-1, EC-2 AND SE-1 WITHIN THE TECHNY PROPERTY, NORTHBROOK, ILLINOIS, AND PROVIDING FOR THE TECHNY PROPERTY ASSOCIATION

This SPECIAL AMENDMENT TO AMENDED AND RESTATED DECLARATION ESTABLISHING COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND RIGHTS FOR REAL ESTATE PARCELS NC-1, EC-1, EC-2 AND SE-1 WITHIN THE TECHNY PROPERTY, NORTHBROOK, ILLINOIS AND PROVIDING FOR THE TECHNY PROPERTY ASSOCIATION ("**Special Amendment**") is made and entered into as of July 11, 2019, by **SOCIETY OF THE DIVINE WORD** (the "**Society**"), an Illinois not-for-profit corporation, and **DIVINE WORD TECHNY COMMUNITY CORPORATION** ("**DWTCC**"), an Illinois not-for-profit corporation that is an Affiliate of the Society (collectively, "**Declarant**").

WHEREAS, Declarant entered into that certain Amended and Restated Declaration Establishing Covenants, Conditions, Restrictions, Easements and Rights for Real Estate Parcels NC-1, EC-1, EC-2 and SE-1 Within the Techny Property, Northbrook, Illinois and Providing for the Techny Property Association dated as of September 15, 2005 and recorded on September 19, 2005 in the Office of the Recorder of Deeds of Cook County, Illinois ("**Recorder**") as Document Number 0526227126 (the "**Amended and Restated Declaration**"), with respect to certain Property defined therein, which Property is legally described in Exhibit A attached hereto and by this reference made a part hereof; and

WHEREAS, the Amended and Restated Declaration was amended by that certain First Amendment to Amended and Restated Declaration Establishing Covenants, Conditions, Restrictions, Easements and Rights for Real Estate Parcels NC-1, EC-1, EC-2 and SE-1 within the Techny Property, Northbrook, Illinois, and providing for the Techny Property Association dated as of December 31, 2008 and recorded on November 30, 2010 in the Office of the

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Box 400

Recorder as Doc. No. 1033434050 (the "**First Amendment**" and together with the Amended and Restated Declaration, the "**Declaration**"); and

WHEREAS, under Section 10.1.B of the Amended and Restated Declaration, Declarant has the right and power to make and record special amendments to the Declaration at any time and from time to time, which right and power may be exercised without the consent of any other Member, to change, amend or modify any of the terms or conditions of the Declaration based upon Declarant's determination, made in good faith, that such change, amendment or modification is in the best interests of the Property and is consistent with the intent and purposes of the Declaration, provided that any such amendment is corrective, technical or administrative and does not materially increase the obligations of any Member, or materially alter the method of assessing, allocating and collecting Association Costs; and

WHEREAS, Declarant desires to amend the Declaration to clarify certain rights of the Class A Members with respect to storm water retention, detention and drainage for the benefit of the Buildable Parcels; and

WHEREAS, Declarant has determined, in good faith, that this Special Amendment is in the best interest of the Property and is consistent with the intent and purposes of the Declaration; and

WHEREAS, this Special Amendment is administrative in nature and does not materially increase the obligations of any Member or materially alter the method of assessing, allocating and collecting Association Costs.

NOW, THEREFORE, in accordance with Section 10.1.B of the Amended and Restated Declaration, Declarant hereby amends the Declaration as follows:

1. Recitals; Defined Terms. The foregoing recitals are hereby incorporated in this Special Amendment and made a part hereof by this reference, as if fully set forth herein. All capitalized terms used but not defined in this Special Amendment shall have the meanings ascribed to them in the Declaration. From and after the effective date of this Special Amendment, the term "Declaration" shall mean the Amended and Restated Declaration, as amended by the First Amendment and this Special Amendment, and as may hereafter be further amended.

2. Grant of Easements. In accordance with Section 10.1.B of the Amended and Restated Declaration and the recitals set forth above, Declarant hereby declares and grants, conveys and sets over unto the Class A Members the non-exclusive right, privilege and easement to use, connect, drain and tap into, and operate from and through, the following areas and facilities, in each case for the storage, flow, retention, detention, drainage, or other disposition of storm water from the Parcel leased by such Class A Member under a Ground Lease, and in each case subject to compliance with applicable Governmental Regulations and the terms and conditions of the Declaration:

(a) the Detention and Drainage Easement Areas, but only with respect to such areas that primarily or exclusively serve the Buildable Parcel leased by such Class A Member under a Ground Lease;

(b) the Private Drainage System Improvements, but only with respect to such improvements or facilities that serve the Buildable Parcel (or Improvements thereon) leased by such Class A Member under a Ground Lease; and

(c) the Storm Water Facilities.

For the avoidance of doubt, the provisions of this Section 2 do not amend, alter, limit, or change any of Declarant's rights under the Declaration.

3. Amended and Restated Legal Description of the Property. The legal description of the Property attached hereto includes property identification numbers and common street addresses that have been assigned since the date of the First Amendment, as well as certain technical corrections to the legal description that was attached to the First Amendment. Accordingly, the legal description of the Property set forth in the Declaration is hereby amended and restated in its entirety and replaced with the legal description of the Property attached hereto as Exhibit A.

4. No Further Amendments; Effective Date. Except as expressly provided in this Special Amendment, the Declaration remains unamended and in full force and effect in accordance with its terms. This Special Amendment shall be effective from and after the date it is recorded in the Office of the Recorder.

[Signature Pages Follow]

IN WITNESS WHEREOF, Declarant has caused this Special Amendment to be executed as of the date first written above.

SOCIETY OF THE DIVINE WORD,
an Illinois not-for-profit corporation

By: Quang Duc Dinh
Its: PRESIDENT

Attest: [signature]

Matheus Ro
Printed Name:
Its: Secretary

DIVINE WORD TECHNY COMMUNITY CORPORATION, an Illinois not-for-profit corporation

By: Michael W. Hutchins
Its: President

Attest: MATHEW C. ZEMEL

[signature]
Printed Name:
Its: Secretary

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on July 1, 2019, by Quang Duc Dinh, the President of **SOCIETY OF THE DIVINE WORD**, an Illinois not-for-profit corporation.

Renee D. Chvalovsky
Signature of Notary

My Commission expires 3/16/ 2023 ~~2019~~

[Notarial Seal]

RENEE D CHVALOVSKY
Official Seal
Notary Public - State of Illinois
My Commission Expires Mar 16, 2023

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on July 03, 2019, by Michael Hutchins, the President, of **DIVINE WORD TECHNY COMMUNITY CORPORATION**, an Illinois not-for-profit corporation.

[signature]
Signature of Notary

My Commission expires 6/7/2021 ~~2019~~

[Notarial Seal]

OFFICIAL SEAL
NHAN VAN TRAN
Notary Public - State of Illinois
My Commission Expires 6/07/2021

JOINDER BY THE CLASS B MEMBERS

Although Declarant has the power and authority to execute and record this Special Amendment under Section 10.1.B of the Amended and Restated Declaration without the consent of any other Member, Declarant has nevertheless obtained the consents of the Class B Members for purposes of binding fee title to the respective Parcels owned by such Class B Members to the terms of this Special Amendment.

PARCELS NC-1A & B:

PARCEL NC-1A/NC-1B LLC,
an Illinois limited liability company

By: Br. Mathew C. Zemel, President
Br. Mathew C. Zemel, President

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on July 03, 2019, by Br. Mathew C. Zemel, the President of **PARCEL NC-1A/NC-1B LLC**, an Illinois limited liability company.

Nhan Van Tran, MS
Signature of Notary

My Commission expires 6/7, 2021

[Notarial Seal]

OFFICIAL SEAL
NHAN VAN TRAN
Notary Public - State of Illinois
My Commission Expires 6/07/2021

PARCEL NC-1C:

PARCEL NC-1C LLC,
an Illinois limited liability company

By: Br. Mathew C. Zemel, President
Br. Mathew C. Zemel, President

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on July 03, 2019, by Br. Mathew C. Zemel, the President of **PARCEL NC-1C LLC**, an Illinois limited liability company.

Signature of Notary

My Commission expires 6/7, 2021

[Notarial Seal]

OFFICIAL SEAL
NHAN VAN TRAN
Notary Public - State of Illinois
My Commission Expires 6/07/2021

PARCEL NC-1D:

PARCEL NC-1D LLC,
an Illinois limited liability company

By: Br. Mathew C. Zemel
Br. Mathew C. Zemel, President President

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on July 03, 2019, by Br. Mathew C. Zemel, the President of **PARCEL NC-1C LLC**, an Illinois limited liability company.

Nhan Van Tran, NP
Signature of Notary

My Commission expires 6/7, 2021

[Notarial Seal]

OFFICIAL SEAL
NHAN VAN TRAN
Notary Public - State of Illinois
My Commission Expires 6/07/2021

OPEN SPACE PARCEL:

PARCEL NC-1 LOT 2 LLC,
an Illinois limited liability company

By: Br. Mathew C. Zemel, President
Br. Mathew C. Zemel, President President

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on July 03, 2019, by Br. Mathew C. Zemel, the President of **PARCEL NC-1 LOT 2 LLC**, an Illinois limited liability company.

Nhantanhan, svd
Signature of Notary

My Commission expires 6/7, 20 21

[Notarial Seal]

OFFICIAL SEAL
NHAN VAN TRAN
Notary Public - State of Illinois
My Commission Expires 6/07/2021

PARCEL EC-1:

PARCEL EC-1 LLC,
an Illinois limited liability company

By: Br. Mathew C. Zemel President
Br. Mathew C. Zemel, President

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on July 03, 2019, by Br. Mathew C. Zemel, the President of **PARCEL EC-1 LLC**, an Illinois limited liability company.

____
Signature of Notary

My Commission expires 6/7, 2021

[Notarial Seal]

OFFICIAL SEAL
NHAN VAN TRAN
Notary Public - State of Illinois
My Commission Expires 6/07/2021

PARCELS EC-2A & 2B:

PARCEL EC-2A LLC,
an Illinois limited liability company

By: Br. Matthew C. Zemel
Br. Mathew C. Zemel, President PRESIDENT

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on July 03, 2019, by Br. Mathew C. Zemel, the President of **PARCEL EC-2A LLC**, an Illinois limited liability company.

Nhanvantran, ND
Signature of Notary

My Commission expires 6/7, 20 21

[Notarial Seal]

OFFICIAL SEAL
NHAN VAN TRAN
Notary Public - State of Illinois
My Commission Expires 6/07/2021

PARCEL EC-2C:

PARCEL EC-2C LLC,
an Illinois limited liability company

By: Bro Mathew C Zemel
Br. Mathew C. Zemel, President PRESIDENT

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on July 03, 2019, by Br. Mathew C. Zemel, the President of **PARCEL EC-2C LLC**, an Illinois limited liability company.

Nhantrantran, ms
Signature of Notary

My Commission expires 6/7, 2021

[Notarial Seal]

OFFICIAL SEAL
NHAN VAN TRAN
Notary Public - State of Illinois
My Commission Expires 6/07/2021

PARCEL EC-2D:

PARCEL EC-2D LLC,
an Illinois limited liability company

By: Br. Mathew C. Zemel
Br. Mathew C. Zemel, President PRESIDENT

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on July 03, 2019, by Br. Mathew C. Zemel, the President of **PARCEL EC-2D LLC**, an Illinois limited liability company.

____
Signature of Notary

My Commission expires 6/7, 2021

[Notarial Seal]

OFFICIAL SEAL
NHAN VAN TRAN
Notary Public - State of Illinois
My Commission Expires 6/07/2021

PARCELS SE-1A-1 & 1B-1:

PARCEL SE-1A-1/SE-1B-1 LLC,
an Illinois limited liability company

By: Br. Mathew C. Zemel
Br. Mathew C. Zemel, President PRESIDENT

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on July 03, 2019, by Br. Mathew C. Zemel, the President of **PARCEL SE-1A-1/SE-1B-1 LLC**, an Illinois limited liability company.

Nhantranhan, SVD
Signature of Notary

My Commission expires 6/7, 2021

[Notarial Seal]

OFFICIAL SEAL
NHAN VAN TRAN
Notary Public - State of Illinois
My Commission Expires 6/07/2021

PARCELS SE-1A-2 & 1A-X:

PARCEL SE-1A-2/SE-1A-X LLC,
an Illinois limited liability company

By: Br. Mathew C. Zemel
Br. Mathew C. Zemel, President / President

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on July 03, 2019, by Br. Mathew C. Zemel, the President of **PARCEL SE-1A-2/SE-1A-X LLC**, an Illinois limited liability company.

Signature of Notary

My Commission expires 6/7, 2021

[Notarial Seal]

OFFICIAL SEAL
NHAN VAN TRAN
Notary Public - State of Illinois
My Commission Expires 6/07/2021

PARCEL SE-1B-2:

PARCEL SE-1B-2 LLC,
an Illinois limited liability company

By: Br. Mathew C. Zemel
Br. Mathew C. Zemel, President President

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on July 03, 2019, by Br. Mathew C. Zemel, the President of **PARCEL SE-1B-2**, an Illinois limited liability company.

Nhan Van Tran, MD
Signature of Notary

My Commission expires 6/7, 2021

[Notarial Seal]

OFFICIAL SEAL
NHAN VAN TRAN
Notary Public - State of Illinois
My Commission Expires 6/07/2021

PARCEL SE-1B-3:

PARCEL SE-1B-3 LLC,
an Illinois limited liability company

By: [signature]
Br. Mathew C. Zemel, President

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on July 03, 2019, by Br. Mathew C. Zemel, the President of **PARCEL SE-1B-3**, an Illinois limited liability company.

[signature]
Signature of Notary

My Commission expires 6/7, 2021

[Notarial Seal]

OFFICIAL SEAL
NHAN VAN TRAN
Notary Public - State of Illinois
My Commission Expires 6/07/2021

EXHIBIT A

LEGAL DESCRIPTION OF THE PROPERTY

PARCEL EC-1 (MEADOW RIDGE):

LOT EC-1 IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCELS EC-1 AND EC-2, BEING A SUBDIVISION OF PART OF THE WEST HALF OF SECTION 14, AND PART OF THE SOUTHEAST QUARTER OF SECTION 15, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 27, 2004 AS DOCUMENT NUMBER 0405844049, IN COOK COUNTY, ILLINOIS.

EXCLUDING THE FOLLOWING DESCRIBED PARCEL:[1]

THAT PART OF LOT EC-1 IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCELS EC-1 AND EC-2, BEING A SUBDIVISION OF PART OF THE WEST HALF OF SECTION 14, AND PART OF THE SOUTHEAST QUARTER OF SECTION 15, IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 27, 2004 AS DOCUMENT NUMBER 0405844049, DESCRIBED AS FOLLOWS: BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT EC-1; THENCE SOUTHEASTERLY ALONG THE WESTERLY LINE OF WAUKEGAN ROAD AS MONUMENTED AND OCCUPIED, BEING ALSO THE EASTERLY LINE OF SAID LOT EC-1, THE FOLLOWING FIVE (5) COURSES AND DISTANCES: 1) SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST, A DISTANCE OF 371.91 FEET TO A POINT OF CURVATURE; 2) SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 4513.77 FEET, HAVING A CHORD BEARING OF SOUTH 36 DEGREES 02 MINUTES 36 SECONDS EAST, A DISTANCE OF 647.86 FEET TO A POINT OF TANGENCY; 3) SOUTH 31 DEGREES 55 MINUTES 54 SECONDS EAST, A DISTANCE OF 536.65 FEET TO A POINT OF CURVATURE; 4) SOUTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 10462.92 FEET, HAVING A CHORD BEARING OF SOUTH 30 DEGREES 50 MINUTES 24 SECONDS EAST, A DISTANCE OF 398.71 FEET TO A POINT OF TANGENCY; 5) SOUTH 29 DEGREES 44 MINUTES 54 SECONDS EAST, A DISTANCE OF 190.09 FEET TO THE SOUTHEAST CORNER OF SAID LOT EC-1, BEING ALSO THE NORTH LINE OF KAMP DRIVE AS HERETOFORE DEDICATED BY INSTRUMENT RECORDED DECEMBER 22, 2000 AS DOCUMENT NUMBER 0001007540; THENCE SOUTH 60 DEGREES 15 MINUTES 06 SECONDS WEST ALONG SAID NORTH LINE OF KAMP DRIVE A DISTANCE OF 49.00 FEET; THENCE NORTH 15 DEGREES 15 MINUTES 06 SECONDS EAST, A DISTANCE OF 21.21 FEET; THENCE NORTH 29 DEGREES 44 MINUTES 54 SECONDS WEST, A

[1] Said Excluded Parcel being the same parcel as was conveyed to the People of the State of Illinois, Department of Transportation by that certain Warranty Deed dated March 15, 2004 and recorded in the Office of the Cook County Recorder of Deeds October 14, 2004 as Document No. 0428849051.

DISTANCE OF 175.09 FEET TO A POINT OF CURVATURE; THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 10428.92 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 50 MINUTES 24 SECONDS WEST, A DISTANCE OF 397.42 FEET TO A POINT OF TANGENCY; THENCE NORTH 31 DEGREES 55 MINUTES 54 SECONDS WEST, A DISTANCE OF 536.65 FEET TO A POINT OF CURVATURE; THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 4479.77 FEET, HAVING A CHORD BEARING OF NORTH 36 DEGREES 02 MINUTES 36 SECONDS WEST, A DISTANCE OF 642.98 FEET TO A POINT OF TANGENCY; THENCE NORTH 40 DEGREES 09 MINUTES 19 SECONDS WEST, A DISTANCE OF 314.59 FEET; THENCE NORTH 82 DEGREES 34 MINUTES 29 SECONDS WEST, A DISTANCE OF 71.10 FEET TO THE NORTHERLY LINE OF SAID LOT EC-1, BEING ALSO THE SOUTHERLY LINE OF HERETOFORE DEDICATED FOUNDERS DRIVE PER DOCUMENT RECORDED FEBRUARY 27, 2004 AS NUMBER 0405839014; THENCE NORTH 46 DEGREES 28 MINUTES 03 SECONDS EAST ALONG SAID SOUTHERLY LINE OF FOUNDERS DRIVE A DISTANCE OF 82.10 FEET THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PIN: 04-14-304-021-4000

Common Address: Underlying fee estate for Meadow Ridge Condominium Property, east and south of Founders Drive, west of Waukegan Road and north of Founders Drive, Northbrook, Illinois 60062

PARCEL EC-2A (THE LODGE OF NORTHBROOK):

THAT PART OF LOT EC-2 IN TECHNY PARCELS EC-1 AND EC-2, BEING A SUBDIVISION OF PART OF THE WEST HALF OF SECTION 14, AND PART OF THE SOUTHEAST QUARTER OF SECTION 15, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 27, 2004 AS DOCUMENT NUMBER 0405844049 DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT EC-2; THENCE NORTHERLY ALONG THE WESTERLY LINE OF SAID LOT EC-2 THE FOLLOWING FIVE (5) COURSES AND DISTANCES: (1) NORTH 41 DEGREES 07 MINUTES 39 SECONDS WEST, 115.77 FEET; (2) NORTH 89 DEGREES 55 MINUTES 05 SECONDS WEST, 211.02 FEET; (3) NORTH 26 DEGREES 54 MINUTES 49 SECONDS WEST, 102.88 FEET; (4) NORTH 37 DEGREES 42 MINUTES 01 SECONDS EAST, 173.60 FEET; (5) NORTH 26 DEGREES 07 MINUTES 43 SECONDS WEST, 136.72 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 43 SECONDS EAST, 460.38 FEET TO THE EASTERLY LINE OF SAID LOT EC-2, SAID LINE ALSO BEING THE WESTERLY LINE OF HERETOFORE DEDICATED FOUNDERS DRIVE; THENCE SOUTHERLY ALONG THE EASTERLY LINE OF SAID LOT EC-2 THE FOLLOWING TWO (2) COURSES AND DISTANCES: (1) SOUTH 33 DEGREES 52 MINUTES 17 SECONDS EAST, 298.45 FEET TO A POINT OF CURVATURE; (2) ALONG AN ARC OF A CURVE CONCAVE TO THE

SOUTHWEST, HAVING A RADIUS OF 1000.00 FEET, HAVING A CHORD BEARING OF SOUTH 27 DEGREES 20 MINUTES 55 SECONDS EAST, 227.69 FEET TO THE SOUTHEAST CORNER OF SAID LOT EC-2; THENCE SOUTH 55 DEGREES 59 MINUTES 53 SECONDS WEST ALONG THE SOUTHERLY LINE OF SAID LOT EC-2, A DISTANCE OF 440.49 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PIN: 04-14-305-003-0000

Common Address: 2220 Founders Drive, Northbrook, IL 60062

<u>PARCEL EC-2B (THE LODGE OF NORTHBROOK)</u>:

PART OF LOT EC-2 IN TECHNY PARCELS EC-1 AND EC-2, BEING A SUBDIVISION OF PART OF THE WEST HALF OF SECTION 14, AND PART OF THE SOUTHEAST QUARTER OF SECTION 15, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 27, 2004 AS DOCUMENT NUMBER 0405844049 DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT EC-2; THENCE NORTHERLY ALONG THE WESTERLY LINE OF SAID LOT EC-2 THE FOLLOWING FIVE (5) COURSES AND DISTANCES: (1) NORTH 41 DEGREES 07 MINUTES 39 SECONDS WEST, 115.77 FEET; (2) NORTH 89 DEGREES 55 MINUTES 05 SECONDS WEST, 211.02 FEET; (3) NORTH 26 DEGREES 54 MINUTES 49 SECONDS WEST, 102.88 FEET; (4) NORTH 37 DEGREES 42 MINUTES 01 SECONDS EAST, 173.60 FEET; (5) NORTH 26 DEGREES 07 MINUTES 43 SECONDS WEST, 136.72 FEET FOR THE PLACE OF BEGINNING; THENCE CONTINUING NORTH 26 DEGREES 07 MINUTES 43 SECONDS WEST ALONG SAID WESTERLY LINE OF SAID LOT EC-2, A DISTANCE OF 550.76 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 43 SECONDS EAST, 385.88 FEET TO THE EASTERLY LINE OF SAID LOT EC-2, SAID LINE ALSO BEING THE WESTERLY LINE OF HERETOFORE DEDICATED FOUNDERS DRIVE; THENCE SOUTHERLY ALONG THE EASTERLY LINE OF SAID LOT EC-2 THE FOLLOWING TWO (2) COURSES AND DISTANCES: (1) ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHWEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 2540.00 FEET, HAVING A CHORD BEARING OF SOUTH 34 DEGREES 18 MINUTES 26 SECONDS EAST, 38.62 FEET TO A POINT OF TANGENCY; (2) SOUTH 33 DEGREES 52 MINUTES 17 SECONDS EAST, 507.11 FEET; THENCE SOUTH 56 DEGREES 07 MINUTES 43 SECONDS WEST, 460.38 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PIN: 04-14-305-004-0000

Common Address: 2244 Founders Drive, Northbrook, IL 60062

PARCEL EC-2C (NORTH SHORE ICE ARENA):

PART OF LOT EC-2 IN TECHNY PARCELS EC-1 AND EC-2, BEING A SUBDIVISION OF PART OF THE WEST HALF OF SECTION 14, AND PART OF THE SOUTHEAST QUARTER OF SECTION 15, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 27, 2004 AS DOCUMENT NUMBER 0405844049 DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT EC-2; THENCE NORTHERLY ALONG THE WESTERLY LINE OF SAID LOT EC-2 THE FOLLOWING FIVE (5) COURSES AND DISTANCES: (1) NORTH 41 DEGREES 07 MINUTES 39 SECONDS WEST, 115.77 FEET; (2) NORTH 89 DEGREES 55 MINUTES 05 SECONDS WEST, 211.02 FEET; (3) NORTH 26 DEGREES 54 MINUTES 49 SECONDS WEST, 102.88 FEET; (4) NORTH 37 DEGREES 42 MINUTES 01 SECONDS EAST, 173.60 FEET; (5) NORTH 26 DEGREES 07 MINUTES 43 SECONDS WEST, 687.48 FEET FOR THE PLACE OF BEGINNING; THENCE CONTINUING NORTHERLY ALONG THE WESTERLY LINE OF SAID LOT EC-2 THE FOLLOWING THREE (3) COURSES AND DISTANCES: (1) NORTH 26 DEGREES 07 MINUTES 43 SECONDS WEST, 36.58 FEET; (2) NORTH 42 DEGREES 59 MINUTES 46 SECONDS WEST, 402.42 FEET; (3) NORTH 81 DEGREES 38 MINUTES 35 SECONDS WEST, 102.67 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 43 SECONDS EAST, 594.75 FEET TO THE EASTERLY LINE OF SAID LOT EC-2, SAID LINE ALSO BEING THE WESTERLY LINE OF HERETOFORE DEDICATED FOUNDERS DRIVE; THENCE SOUTHERLY ALONG THE EASTERLY LINE OF SAID LOT EC-2 THE FOLLOWING TWO (2) COURSES AND DISTANCES: (1) ALONG AN ARC OF A CURVE CONCAVE TO THE EAST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 780.00 FEET, HAVING A CHORD BEARING OF SOUTH 22 DEGREES 31 MINUTES 41 SECONDS EAST, 401.93 FEET TO A POINT OF REVERSE CURVATURE; (2) ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2540.00 FEET, HAVING A CHORD BEARING OF SOUTH 36 DEGREES 00 MINUTES 59 SECONDS EAST, 112.94 FEET; THENCE SOUTH 56 DEGREES 07 MINUTES 43 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 385.88 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PIN: 04-14-305-005-0000

Common Address: 2111 Founders Drive, Northbrook, IL 60062

PARCEL EC-2D (MEADOW PARK):

PART OF LOT EC-2 IN TECHNY PARCELS EC-1 AND EC-2, BEING A SUBDIVISION OF PART OF THE WEST HALF OF SECTION 14, AND PART OF THE SOUTHEAST QUARTER OF SECTION 15, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 27, 2004 AS DOCUMENT NUMBER 0405844049 DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT EC-2; THENCE NORTHERLY ALONG THE WESTERLY LINE OF SAID LOT EC-2 THE FOLLOWING SEVEN (7) COURSES AND DISTANCES: (1) NORTH 41 DEGREES 07 MINUTES 39 SECONDS WEST, 115.77 FEET; (2) NORTH 89 DEGREES 55 MINUTES 05 SECONDS WEST, 211.02 FEET; (3) NORTH 26 DEGREES 54 MINUTES 49 SECONDS WEST, 102.88 FEET; (4) NORTH 37 DEGREES 42 MINUTES 01 SECONDS EAST, 173.60 FEET; (5) NORTH 26 DEGREES 07 MINUTES 43 SECONDS WEST, 724.06 FEET; (6) NORTH 42 DEGREES 59 MINUTES 46 SECONDS WEST, 402.42 FEET; (7) NORTH 81 DEGREES 38 MINUTES 35 SECONDS WEST, 102.67 FEET FOR THE PLACE OF BEGINNING; THENCE CONTINUING NORTHERLY ALONG THE WESTERLY LINE OF SAID LOT EC-2 THE FOLLOWING TWO (2) COURSES AND DISTANCES: (1) NORTH 81 DEGREES 38 MINUTES 35 SECONDS WEST, 62.49 FEET; (2) NORTH 43 DEGREES 10 MINUTES 21 SECONDS WEST, 450.00 FEET TO THE NORTHWEST CORNER OF SAID LOT EC-2; THENCE NORTH 46 DEGREES 05 MINUTES 16 SECONDS EAST ALONG THE NORTHERLY LINE OF SAID LOT EC-2, A DISTANCE OF 499.61 FEET TO THE MOST NORTHERLY NORTHEAST CORNER OF SAID LOT EC-2; THENCE SOUTHERLY ALONG THE EASTERLY LINE OF SAID LOT EC-2, SAID LINE ALSO BEING THE WESTERLY LINE OF HERETOFORE DEDICATED TECHNY ROAD, THE FOLLOWING THREE (3) COURSES AND DISTANCES: (1) SOUTH 43 DEGREES 07 MINUTES 43 SECONDS EAST, 107.49 FEET TO A POINT OF CURVATURE; (2) ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 480.00 FEET, HAVING A CHORD BEARING OF SOUTH 64 DEGREES 41 MINUTES 48 SECONDS EAST, 361.38 FEET TO A POINT OF TANGENCY; (3) SOUTH 86 DEGREES 15 MINUTES 54 SECONDS EAST, 69.34 FEET TO THE WESTERLY LINE OF HERETOFORE DEDICATED FOUNDERS DRIVE, SAID LINE ALSO BEING THE EASTERLY LINE OF SAID LOT EC2; THENCE SOUTHERLY ALONG SAID EASTERLY LINE OF LOT EC-2 THE FOLLOWING TWO (2) COURSES AND DISTANCES: (1) SOUTH 26 DEGREES 34 MINUTES 19 SECONDS EAST, 83.01 FEET; (2) ALONG AN ARC OF A CURVE CONCAVE TO THE EAST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 780.00 FEET, HAVING A CHORD BEARING OF SOUTH 06 DEGREES 07 MINUTES 51 SECONDS EAST, 44.52 FEET; THENCE SOUTH 56 DEGREES 07 MINUTES 43 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 594.75 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PIN: 04-14-305-006-0000

Common Address: 1101, 1121 and 1131 Techny Road, Northbrook, IL 60062

PARCEL NC-1A (CRATE & BARREL):

THAT PART OF LOT 1 IN TECHNY PARCEL NC-1 SUBDIVISION, ACCORDING TO THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL NC-1 RECORDED ON NOVEMBER 12, 1999, AS DOCUMENT NUMBER 09067611, IN COOK COUNTY, ILLINOIS, BEING DESCRIBED AS FOLLOWS:

THAT PART OF THE WEST HALF OF SECTION 14, AND PART OF THE EAST HALF OF SECTION 15, IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 15; THENCE SOUTH 89 DEGREES 02 MINUTES 23 SECONDS EAST ALONG THE SOUTH LINE OF NORTHEAST QUARTER OF SAID SECTION 15 A DISTANCE OF 1710.55 FEET; THENCE NORTH 00 DEGREES 57 MINUTES 37 SECONDS EAST 306.23 FEET; THENCE NORTH 54 DEGREES 02 MINUTES 09 SECONDS WEST 564.01 FEET; THENCE NORTH 35 DEGREES 57 MINUTES 51 SECONDS EAST ALONG THE EASTERLY LINE OF THE CHICAGO AND NORTHWESTERN RAILROAD RIGHT-OF-WAY, A DISTANCE OF 724.19 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 592.66 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 1524.58 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 58 MINUTES 01 SECONDS EAST, 6.15 FEET TO THE POINT OF TANGENCY; THENCE SOUTH 40 DEGREES 04 MINUTES 57 SECONDS EAST ALONG THE WESTERLY RIGHT-OF-WAY LINE OF WAUKEGAN ROAD PER DOCUMENT 93174460, A DISTANCE OF 14.45 FEET; THENCE NORTH 49 DEGREES 55 MINUTES 03 SECONDS EAST 19.69 FEET; THENCE SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST ALONG A LINE THAT IS 33.00 FEET SOUTHWESTERLY OF THE CENTERLINE OF WAUKEGAN ROAD (SAID LINE BEING THE WESTERLY RIGHT-OF-WAY LINE OF WAUKEGAN ROAD PER THE SURVEY PREPARED FOR THE COOK COUNTY HIGHWAY DEPARTMENT IN 1927), A DISTANCE OF 309.27 FEET; THENCE SOUTH 43 DEGREES 42 MINUTES 23 SECONDS WEST 34.20 FEET FOR A PLACE OF BEGINNING; THENCE SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST ALONG A LINE THAT IS 34.00 FEET SOUTHWESTERLY OF SAID WESTERLY RIGHT-OF-WAY LINE OF WAUKEGAN ROAD 675.06 FEET; THENCE SOUTH 43 DEGREES 42 MINUTES 23 SECONDS WEST 968.72 FEET; THENCE NORTH 43 DEGREES 07 MINUTES 43 SECONDS WEST 197.40 FEET TO A POINT OF CURVATURE; THENCE NORTHWESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 480.00 FEET, HAVING A CHORD BEARING OF NORTH 54 DEGREES 59 MINUTES 43 SECONDS WEST, 198.82 FEET; THENCE NORTH 00 DEGREES 57 MINUTES 37 SECONDS EAST 410.97 FEET; THENCE NORTH 43 DEGREES 42 MINUTES 23 SECONDS EAST 758.07 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PINs: 04-15-200-020-0000 and 04-14-100-032-0000

Common Address: 1250 Techny Road, Northbrook, IL 60062

PARCEL NC-1B (CRATE & BARREL):

THAT PART OF LOT 1 IN TECHNY PARCEL NC-1 SUBDIVISION, ACCORDING TO THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL NC-1 RECORDED ON NOVEMBER 12, 1999, AS DOCUMENT NUMBER 09067611, IN COOK COUNTY, ILLINOIS, BEING DESCRIBED AS FOLLOWS:

THAT PART OF THE WEST HALF OF SECTION 14, AND PART OF THE EAST HALF OF SECTION 15, IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 15; THENCE SOUTH 89 DEGREES 02 MINUTES 23 SECONDS EAST ALONG THE SOUTH LINE OF NORTHEAST QUARTER OF SAID SECTION 15 A DISTANCE OF 1710.55 FEET; THENCE NORTH 00 DEGREES 57 MINUTES 37 SECONDS EAST 306.23 FEET; THENCE NORTH 54 DEGREES 02 MINUTES 09 SECONDS WEST 564.01 FEET; THENCE NORTH 35 DEGREES 57 MINUTES 51 SECONDS EAST ALONG THE EASTERLY LINE OF THE CHICAGO AND NORTHWESTERN RAILROAD RIGHT-OF-WAY, A DISTANCE OF 724.19 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 592.66 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 1524.58 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 58 MINUTES 01 SECONDS EAST, 6.15 FEET TO THE POINT OF TANGENCY; THENCE SOUTH 40 DEGREES 04 MINUTES 57 SECONDS EAST ALONG THE WESTERLY RIGHT-OF-WAY LINE OF WAUKEGAN ROAD PER DOCUMENT 93174460, A DISTANCE OF 14.45 FEET; THENCE NORTH 49 DEGREES 55 MINUTES 03 SECONDS EAST 19.69 FEET; THENCE SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST ALONG A LINE THAT IS 33.00 FEET SOUTHWESTERLY OF THE CENTERLINE OF WAUKEGAN ROAD (SAID LINE BEING THE WESTERLY RIGHT-OF-WAY LINE OF WAUKEGAN ROAD PER THE SURVEY PREPARED FOR THE COOK COUNTY HIGHWAY DEPARTMENT IN 1927), A DISTANCE OF 984.33 FEET; THENCE SOUTH 43 DEGREES 42 MINUTES 23 SECONDS EAST 34.20 FEET FOR A PLACE OF BEGINNING; THENCE SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST ALONG A LINE THAT IS 34.00 FEET SOUTHWESTERLY OF SAID WESTERLY RIGHT-OF-WAY LINE OF WAUKEGAN ROAD 30.05 FEET; THENCE SOUTH 49 DEGREES 50 MINUTES 41 SECONDS WEST 5.00 FEET; THENCE SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST ALONG A LINE THAT IS 39.00 FEET SOUTHWESTERLY OF SAID WESTERLY RIGHT-OF-WAY LINE OF WAUKEGAN ROAD 301.17 FEET; THENCE SOUTH 01 DEGREES 02 MINUTES 45 SECONDS EAST 66.08 FEET; THENCE SOUTH 31 DEGREES 48 MINUETS 10 SECONDS WEST 55.98 FEET; THENCE SOUTH 46 DEGREES 28 MINUTES 03 SECONDS WEST 169.45 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 780.00 FEET, HAVING A CHORD BEARING OF SOUTH 28 DEGREES 25 MINUTES 49 SECONDS WEST, 491.10 FEET; THENCE SOUTH 50 DEGREES 43 MINUTES 28 SECONDS WEST 73.93 FEET; THENCE NORTH 86 DEGREES 15 MINUTES 54 SECONDS WEST 54.39 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 400.00 FEET, HAVING A CHORD BEARING OF NORTH 64 DEGREES 41 MINUTES 48 SECONDS WEST, 301.15 FEET TO A POINT OF TANGENCY; THENCE NORTH 43 DEGREES 07 MINUTES 43 SECONDS WEST 176.46 FEET; THENCE NORTH 43 DEGREES 42 MINUTES 23 SECONDS EAST 968.72 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PINs: 04-15-200-021-0000 and 04-14-100-033-0000

Common Address: 1250 Techny Road, Northbrook, IL 60062

PARCEL NC-1, Lot 2 (OPEN SPACE PARCEL):

LOT 2 IN TECHNY PARCEL NC-1 SUBDIVISION, ACCORDING TO THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL NC-1 RECORDED ON NOVEMBER 12, 1999, AS DOCUMENT NUMBER 09067611, IN COOK COUNTY, ILLINOIS.

PIN: 04-15-200-024-0000

Common Address: Vacant Land on Techny Road, west of Founders Drive, Northbrook, Illinois 60062

PARCEL NC-1C (FIVE SEASONS):

THAT PART OF LOT 1 IN TECHNY PARCEL NC-1 SUBDIVISION, ACCORDING TO THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL NC-1 RECORDED ON NOVEMBER 12, 1999, AS DOCUMENT NUMBER 09067611, IN COOK COUNTY, ILLINOIS, BEING DESCRIBED AS FOLLOWS:

THAT PART OF THE NORTHEAST QUARTER OF SECTION 15, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 15; THENCE SOUTH 89 DEGREES 02 MINUTES 23 SECONDS EAST ALONG THE SOUTH LINE OF NORTHEAST QUARTER OF SAID SECTION 15, A DISTANCE OF 1710.55 FEET; THENCE NORTH 00 DEGREES 57 MINUTES 37 SECONDS EAST 40.00 FEET FOR A PLACE OF BEGINNING; THENCE CONTINUING NORTH 00 DEGREES 57 MINUTES 37 SECONDS EAST 266.23 FEET; THENCE NORTH 54 DEGREES 02 MINUTES 09 SECONDS WEST 564.01 FEET; THENCE NORTH 35 DEGREES 57 MINUTES 51 SECONDS EAST ALONG THE EASTERLY LINE OF THE CHICAGO AND NORTHWESTERN RAILROAD RIGHT-OF-WAY, A DISTANCE OF 724.19 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 574.04 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 1538.58 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 57 MINUTES 45 SECONDS EAST, 32.59 FEET; THENCE SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE BEING A LINE THIRTY-FOUR FEET SOUTHWESTERLY OF AND PARALLEL WITH THE WESTERLY LINE OF WAUKEGAN ROAD AS MONUMENTED AND OCCUPIED (66 FEET WIDE) 312.97 FEET; THENCE SOUTH 43 DEGREES 42 MINUTES 23 SECONDS WEST 758.07 FEET; THENCE SOUTH 00 DEGREES 57 MINUTES 37 SECONDS WEST 410.97 FEET; THENCE NORTHWESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 480.00 FEET, HAVING A CHORD BEARING OF NORTH 77 DEGREES 57 MINUTES 03 SECONDS WEST, 185.80 FEET TO A POINT OF TANGENCY; THENCE NORTH 89 DEGREES 02 MINUTES 23 SECONDS WEST ALONG A LINE THAT IS 40.00 FEET NORTHERLY OF AND PARALLEL WITH THE SOUTH LINE OF THE NORTHEAST

QUARTER OF SAID SECTION 15, A DISTANCE OF 58.81 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PIN: 04-15-200-022-0000

Common Address: 1300 Techny Road, Northbrook, IL 60062

PARCEL NC-1D (RIVERPARK):

THAT PART OF LOT 1 IN TECHNY PARCEL NC-1 SUBDIVISION, ACCORDING TO THE PLAT THEREOF RECORDED NOVEMBER 12, 1999, AS DOCUMENT 09067611, IN COOK COUNTY, ILLINOIS, BEING DESCRIBED AS FOLLOWS:

THAT PART OF THE NORTHEAST QUARTER OF SECTION 15, TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 15; THENCE SOUTH 89 DEGREES 02 MINUTES 23 SECONDS EAST ALONG THE SOUTH LINE OF NORTHEAST QUARTER OF SAID SECTION 15, A DISTANCE OF 1710.55 FEET; THENCE NORTH 00 DEGREES 57 MINUTES 37 SECONDS EAST 40.00 FEET FOR A PLACE OF BEGINNING; THENCE NORTH 89 DEGREES 02 MINUTES 23 SECONDS WEST ALONG A LINE THAT IS 40.00 FEET NORTHERLY OF AND PARALLEL WITH THE SOUTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 15, A DISTANCE OF 875.00 FEET; THENCE NORTH 35 DEGREES 57 MINUTES 51 SECONDS EAST ALONG THE EASTERLY LINE OF THE CHICAGO AND NORTHWESTERN RAILROAD RIGHT-OF-WAY, A DISTANCE OF 720.00 FEET; THENCE SOUTH 54 DEGREES 02 MINUTES 09 SECONDS EAST 564.01 FEET; THENCE SOUTH 00 DEGREES 57 MINUTES 37 SECONDS WEST 266.23 FEET TO THE PLACE OF BEGINNING.

PIN: 04-15-200-030-4000

Common Address: Underlying fee estate for River Park Office Condominium Property on Techny Road, Northbrook, Illinois 60062

PARCELS SE-1A-2 AND SE-1A-X (WILLOW FESTIVAL)

PARCEL SE-1A-2:

LOT SE-1A IN TECHNY PARCEL SE-1 SUBDIVISION, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 22, 2000 AS DOCUMENT NUMBER 01007540, EXCEPT THAT PART DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT SE-1A; THENCE SOUTHERLY ALONG THE EASTERLY LINE OF SAID LOT SE-1A THE FOLLOWING THREE (3) COURSES AND DISTANCES: 1) SOUTH 29 DEGREES 44 MINUTES 54 SECONDS EAST 472.59 FEET; 2) SOUTH 81 DEGREES 06 MINUTES 17 SECONDS WEST 275.77 FEET; 3) SOUTH 01 DEGREES 07 MINUTES 13 SECONDS WEST 510.84 FEET; THENCE NORTH 88 DEGREES 44 MINUTES 41 SECONDS WEST ALONG THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 14, A DISTANCE OF 748.85 FEET TO THE WEST LINE OF SAID LOT SE-1A; THENCE NORTHERLY AND EASTERLY ALONG SAID WEST LINE OF LOT SE-1A, SAID LINE ALSO BEING THE EASTERLY LINE OF HERETOFORE DEDICATED FOUNDERS DRIVE AND SOUTHERLY LINE OF HERETOFORE DEDICATED KAMP DRIVE, THE FOLLOWING FOUR (4) COURSES AND DISTANCES: 1) NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST 289.90 FEET TO A POINT OF CURVATURE; 2) NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 650.00 FEET, HAVING A CHORD BEARING OF NORTH 04 DEGREES 13 MINUTES 34 SECONDS WEST, 125.42 FEET TO A POINT OF REVERSE CURVATURE; 3) NORTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 100.00 FEET, HAVING A CHORD BEARING OF NORTH 25 DEGREES 14 MINUTES 57 SECONDS EAST, 122.18 FEET TO A POINT OF TANGENCY; 4) NORTH 60 DEGREES 15 MINUTES 06 SECONDS EAST 864.22 FEET TO THE PLACE OF BEGINNING, ALL IN COOK COUNTY ILLINOIS.

PARCEL SE-1A-X:

LOT 12 (EXCEPT THAT PART LYING SOUTH OF THE LINE 50 FEET NORTH OF AND PARALLEL TO THE SOUTH LINE OF THE NORTH 1/2 OF THE NORTH 1/2 SECTION 23) IN COUNTY CLERK'S DIVISION OF SECTION 23, TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE MAP THEREOF RECORDED ON OCTOBER 11, 1876 IN BOOK 11 OF PLATS, PAGE 70 AS DOCUMENT NUMBER 106454 (EXCEPTING THEREFROM ALL THAT PART THEREOF CONVEYED TO THE STATE OF ILLINOIS FOR THE USE OF THE DEPARTMENT OF PUBLIC WORKS AND BUILDINGS BY DEED RECORDED AS DOCUMENT 21157212 TAKEN FOR ROAD PURPOSES), IN COOK COUNTY, ILLINOIS.

EXCLUDING FROM BOTH PARCEL SE-1A-2 AND PARCEL SE-1A-X THE FOLLOWING DESCRIBED PARCEL: [2]

THAT PART OF LOT SE-1A IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH,

[2] Said Excluded Parcel being the same parcel as was conveyed to the People of the State of Illinois, Department of Transportation by that certain Trustee's Deed dated May 10, 2004 and recorded in the Office of the Cook County Recorder of Deeds October 14, 2004 as Document No. 0428849048.

RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 22, 2000 AS DOCUMENT NUMBER 0001007540 AND PART OF LOT 12 IN THE COUNTY CLERKS DIVISION OF SECTION 23, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 11, 1876 AS DOCUMENT NUMBER 106454 DESCRIBED AS FOLLOWS: BEGINNING AT THE MOST SOUTHERLY SOUTHWEST CORNER OF LOT SE-1A; THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST ALONG THE WEST LINE OF SAID LOT SE-1A, A DISTANCE OF 28.95 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST ALONG A LINE 20 FEET NORTH OF AND PARALLEL WITH THE SOUTH LINE OF SAID LOT SE-1A, A DISTANCE OF 1632.56 FEET TO THE WEST LINE OF LOT 12 IN SAID COUNTY CLERKS DIVISION OF SECTION 23; THENCE SOUTH 88 DEGREES 39 MINUTES 06 SECONDS EAST 114.44 FEET; THENCE NORTH 86 DEGREES 35 MINUTES 05 SECONDS EAST 60.21 FEET; THENCE NORTH 41 DEGREES 28 MINUTES 32 SECONDS EAST 53.50 FEET; THENCE NORTH 01 DEGREES 35 MINUTES 56 SECONDS EAST 57.22 FEET; THENCE NORTH 03 DEGREES 24 MINUTES 51 SECONDS WEST 237.71 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 727.10 FEET, HAVING A CHORD BEARING OF NORTH 16 DEGREES 34 MINUTES 52 SECONDS WEST, 334.19 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 44 MINUTES 54 SECONDS WEST 698.15 FEET TO THE SOUTH LINE OF LOT 28 IN COUNTY CLERK'S DIVISION OF SECTION 14, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 11, 1876 AS DOCUMENT NUMBER 106463, ALSO BEING THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 14; THENCE SOUTH 88 DEGREES 44 MINUTES 41 SECONDS EAST ALONG SAID SOUTH LINE 55.40 FEET TO THE EAST LINE OF LOT SE-1A; THENCE SOUTHERLY ALONG SAID EAST LINE OF LOT SE-1A THE FOLLOWING SIX (6) COURSES AND DISTANCES: 1) SOUTH 29 DEGREES 38 MINUTES 50 SECONDS EAST 270.59 FEET; 2) SOUTH 60 DEGREES 21 MINUTES 10 SECONDS WEST 24.72 FEET; 3) SOUTH 29 DEGREES 38 MINUTES 50 SECONDS EAST 382.00 FEET; 4) SOUTH 23 DEGREES 22 MINUTES 11 SECONDS EAST 188.45 FEET; 5) SOUTH 12 DEGREES 11 MINUTES 13 SECONDS EAST 149.20 FEET; 6) SOUTH 03 DEGREES 28 MINUTES 58 SECONDS EAST 2.28 FEET; THENCE CONTINUING SOUTH 03 DEGREES 28 MINUTES 58 SECONDS EAST 352.55 FEET; THENCE SOUTH 43 DEGREES 51 MINUTES 14 SECONDS WEST 42.27 FEET; THENCE NORTH 88 DEGREE 39 MINUTES 06 SECONDS WEST 212.15 FEET TO THE SOUTHEAST CORNER OF SAID LOT SE-1A; THENCE NORTH 88 DEGREES 41 MINUTES 55 SECONDS WEST 1611.66 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

Common Addresses and PINs:

Parcel SE-1A-2

1090 Willow Road, Northbrook, IL 60062	04-23-108-002-0000
1018 Willow Road, Northbrook, IL 60062	04-23-108-003-0000

1072 and 1036 Willow Road, Northbrook, IL 60062	04-23-108-004-0000
1000 Willow Road, Northbrook, IL 60062	04-23-108-005-0000
936 Willow Road, Northbrook, IL 60062	04-23-108-006-0000
840 Willow Road, Northbrook, IL 60062 (Vacant Land / Common Area)	04-23-108-007-0000, 04-23-108-008-0000

Parcel SE-1A-X

200 Willow Road, Northbrook, IL 60062 (Vacant Land / Common Area)	04-23-200-043-0000

PARCELS SE-1A-1 AND SE-1B-1 (NORTHBROOK GREENS)

PARCEL SE-1A-1:

THAT PART OF LOT SE-1A IN TECHNY PARCEL SE-1 SUBDIVISION, ACCORDING TO THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL SE-1 RECORDED ON DECEMBER 22, 2000, AS DOCUMENT NO. 01007540, IN COOK COUNTY, ILLINOIS, BEING DESCRIBED AS FOLLOWS:

THAT PART OF THE SOUTHWEST QUARTER OF SECTION 14, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE INTERSECTION OF THE EAST LINE OF THE NORTHWEST QUARTER OF SECTION 23 WITH THE NORTH RIGHT-OF-WAY LINE OF WILLOW ROAD PER THE PLAT OF HIGHWAYS RECORDED AS DOCUMENT 91392906; THENCE NORTH 88 DEGREES 41 MINUTES 55 SECONDS WEST ALONG THE SAID NORTH RIGHT-OF-WAY LINE OF WILLOW ROAD 2339.95 FEET; THENCE NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST ALONG THE EASTERLY LINE OF THE EASEMENT FOR RETENTION RESERVOIR RECORDED APRIL 5, 1977 AS DOCUMENT 23876793 A DISTANCE OF 356.43 FEET; THENCE NORTHERLY FOLLOWING THE NEXT EIGHT (8) COURSES AND DISTANCES BEING THE EASTERLY LINE OF SAID EASEMENT GRANTED PER DOCUMENT 23876793; 1) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST 282.03 FEET; 2) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST 173.10 FEET; 3) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST 115.60 FEET; 4) NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST 132.97 FEET; 5) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST 131.03 FEET; 6) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST 126.59 FEET; 7) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST 228.64 FEET; 8) NORTH 00 DEGREES 11 MINUTES 44 SECONDS EAST 327.02 FEET; THENCE NORTH 41 DEGREES 07 MINUTES 42 SECONDS WEST ALONG THE EASTERLY LINE OF SAID EASEMENT GRANTED PER DOCUMENT 23876793 A DISTANCE OF 115.77 FEET; THENCE NORTH 55 DEGREES 59 MINUTES 53 SECONDS EAST 534.85 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 100.00 FEET, HAVING A CHORD BEARING OF SOUTH 69 DEGREES 55 MINUTES 21 SECONDS EAST, 144.19 FEET TO A POINT OF COMPOUND CURVATURE; THENCE

NORTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 510.00 FEET, HAVING A CHORD BEARING OF NORTH 64 DEGREES 30 MINUTES 39 SECONDS EAST, 75.82 FEET TO A POINT OF TANGENCY; THENCE NORTH 60 DEGREES 15 MINUTES 06 SECONDS EAST 744.31 FEET; THENCE SOUTH 29 DEGREES 44 MINUTES 54 SECONDS EAST ALONG A LINE THAT IS 33.00 FEET WESTERLY OF AND PARALLEL WITH THE CENTERLINE OF WAUKEGAN ROAD (SAID LINE BEING THE WEST RIGHT-OF-WAY LINE OF WAUKEGAN ROAD PER PLAT OF SURVEY MADE FOR THE COOK COUNTY HIGHWAY DEPARTMENT IN 1927), A DISTANCE OF 80.00 FEET FOR A PLACE OF BEGINNING; THENCE CONTINUING SOUTH 29 DEGREES 44 MINUTES 54 SECONDS EAST ALONG SAID LINE BEING THE WEST RIGHT-OF-WAY LINE OF WAUKEGAN ROAD 472.59 FEET; THENCE SOUTH 81 DEGREES 06 MINUTES 17 SECONDS WEST 275.77 FEET; THENCE SOUTH 01 DEGREES 07 MINUTES 13 SECONDS WEST ALONG A LINE THAT IS 1835.46 FEET (27.81 CHAINS) EAST OF AND PARALLEL WITH THE WEST LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 14, A DISTANCE OF 510.84 FEET; THENCE NORTH 88 DEGREES 44 MINUTES 41 SECONDS WEST ALONG THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 14, A DISTANCE OF 748.85 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST 289.90 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 650.00 FEET, HAVING A CHORD BEARING OF NORTH 04 DEGREES 13 MINUTES 34 SECONDS WEST, 125.42 FEET TO A POINT OF REVERSE CURVATURE; THENCE NORTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 100.00 FEET, HAVING A CHORD BEARING OF NORTH 25 DEGREES 14 MINUTES 57 SECONDS EAST, 122.18 FEET TO A POINT OF TANGENCY; THENCE NORTH 60 DEGREES 15 MINUTES 06 SECONDS EAST 864.22 FEET TO THE PLACE OF BEGINNING; IN COOK COUNTY, ILLINOIS.

EXCLUDING THE FOLLOWING DESCRIBED PARCEL:[3]

THAT PART OF LOT SE-1A IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 22, 2000 AS DOCUMENT NUMBER 0001007540 DESCRIBED AS FOLLOWS: BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT SE-1A; THENCE SOUTH 29 DEGREES 44 MINUTES 54 SECONDS EAST ALONG THE EASTERLY LINE OF SAID LOT SE-1A, BEING A LINE THAT IS 33.00 FEET WESTERLY OF AND PARALLEL WITH THE CENTERLINE OF WAUKEGAN ROAD AS PAVED AND OCCUPIED, A DISTANCE OF 472.59 FEET; THENCE SOUTH 81 DEGREES 06 MINUTES 17 SECONDS WEST, A DISTANCE OF 39.59 FEET; THENCE

[3] Said Excluded Parcel being the same parcel as was conveyed to the People of the State of Illinois, Department of Transportation by that certain Trustee's Deed dated May 10, 2004 and recorded in the Office of the Cook County Recorder of Deeds October 14, 2004 as Document No. 0428849050.

NORTH 29 DEGREES 44 MINUTES 54 SECONDS WEST ALONG A LINE 37.00 FEET WESTERLY OF AND PARALLEL WITH SAID EASTERLY LINE OF LOT SE-1A, A DISTANCE OF 458.49 FEET TO THE SOUTH LINE OF KAMP DRIVE HERETOFORE DEDICATED; THENCE NORTH 60 DEGREES 15 MINUTES 06 SECONDS EAST ALONG SAID SOUTH LINE, A DISTANCE OF 37.00 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PARCEL SE-1B-1:

THAT PART OF LOT SE-1B IN TECHNY PARCEL SE-1 SUBDIVISION, ACCORDING TO THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL SE-1 RECORDED ON DECEMBER 22, 2000, AS DOCUMENT NO. 01007540, IN COOK COUNTY, ILLINOIS, BEING DESCRIBED AS FOLLOWS:

THAT PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH RANGE 12 EAST OF THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE INTERSECTION OF THE EAST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 23 WITH THE NORTH RIGHT-OF-WAY LINE OF WILLOW ROAD PER THE PLAT OF HIGHWAYS RECORDED AS DOCUMENT 91392906; THENCE NORTH 88 DEGREES 41 MINUTES 55 SECONDS WEST ALONG SAID NORTH RIGHT-OF-WAY LINE OF WILLOW ROAD 2339.95 FEET; THENCE NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST ALONG THE EASTERLY LINE OF THE EASEMENT FOR RETENTION RESERVOIR RECORDED APRIL 5, 1977 AS DOCUMENT 23876793, A DISTANCE OF 356.43 FEET; THENCE NORTHERLY FOLLOWING THE NEXT SEVEN (7) COURSES AND DISTANCES BEING THE EASTERLY LINE OF SAID EASEMENT GRANTED PER DOCUMENT 23876793; 1) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST 282.03 FEET; 2) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST 173.10 FEET; 3) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST 115.60 FEET; 4) NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST 132.97 FEET; 5) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST 131.03 FEET; 6) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST 126.59 FEET; 7) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST 125.09 FEET FOR THE PLACE OF BEGINNING; THENCE CONTINUING NORTHERLY FOLLOWING THE NEXT THREE (3) COURSES AND DISTANCES BEING THE EASTERLY LINE OF SAID EASEMENT GRANTED PER DOCUMENT 23876793; 1) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST 103.55 FEET; 2) NORTH 00 DEGREES 11 MINUTES 44 SECONDS EAST 327.02 FEET; 3) THENCE NORTH 41 DEGREES 07 MINUTES 42 SECONDS WEST 115.77 FEET; THENCE NORTH 55 DEGREES 59 MINUTES 53 SECONDS EAST 440.49 FEET; THENCE SOUTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 1000.00 FEET, HAVING A CHORD BEARING OF SOUTH 09 DEGREES 45 MINUTES 43 SECONDS EAST, 386.19 FEET TO A POINT OF TANGENCY; THENCE SOUTH 01 DEGREES 18 MINUTES 05 SECONDS WEST 400.06 FEET; THENCE NORTH 88 DEGREES 41 MINUTES 55 SECONDS WEST 381.50 FEET; THENCE NORTH 46 DEGREES 45 MINUTES 45 SECONDS WEST 48.96 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PIN: 04-23-107-005-4000

Common Address: Underlying fee estate for Northbrook Greens Condominium Property south of Kamp Drive and east and west of Founders Drive, Northbrook, Illinois 60062

PARCEL SE-1B-2 (WILLOW FESTIVAL ANNEX – HOTEL):

THAT PART OF LOT SE-1B IN TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO PLAT THEREOF RECORDED DECEMBER 22, 2000, AS DOCUMENT NO. 0001007540, DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT SE-1B; THENCE NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-1B THE FOLLOWING TWO (2) COURSES AND DISTANCES: 1) NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST 376.79 FEET; 2) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST 67.13 FEET FOR THE PLACE OF BEGINNING; THENCE CONTINUING NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-1B THE FOLLOWING SEVEN (7) COURSES AND DISTANCES: 1) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST 214.90 FEET; 2) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST 173.10 FEET; 3) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST 115.60 FEET; 4) NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST 132.97 FEET; 5) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST 131.03 FEET; 6) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST 126.59 FEET; 7) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST 125.09 FEET; THENCE SOUTH 46 DEGREES 45 MINUTES 45 SECONDS EAST 48.96 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST 381.50 FEET TO THE EAST LINE OF SAID LOT SE-1B, SAID EAST LINE ALSO BEING THE WEST LINE OF HERETOFORE DEDICATED FOUNDERS DRIVE; THENCE SOUTH ALONG THE EAST LINE OF SAID LOT SE-1B THE FOLLOWING FOUR (4) COURSES AND DISTANCES: 1) SOUTH 01 DEGREES 18 MINUTES 05 SECONDS WEST 69.16 FEET TO A POINT OF CURVATURE; 2) ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 1000.00 FEET, HAVING A CHORD BEARING OF SOUTH 08 DEGREES 53 MINUTES 18 SECONDS WEST, 264.83 FEET TO A POINT OF REVERSE CURVATURE; 3) ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 1100.00 FEET, HAVING A CHORD BEARING OF SOUTH 08 DEGREES 53 MINUTES 18 SECONDS WEST, 291.31 FEET TO A POINT OF TANGENCY; 4) SOUTH 01 DEGREES 18 MINUTES 06 SECONDS WEST 90.67 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 55.00 FEET, HAVING A CHORD BEARING OF SOUTH 55 DEGREES 23 MINUTES 08 SECONDS WEST, 58.96 FEET; THENCE NORTH 89 DEGREES 08 MINUTES 08 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE 29.87 FEET; THENCE NORTH 01 DEGREES 48 MINUTES 23 SECONDS EAST, 164.64 FEET; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST AND NONTANGENT TO THE LAST DESCRIBED LINE,

HAVING A RADIUS OF 1176.00 FEET, HAVING A CHORD BEARING OF NORTH 08 DEGREES 05 MINUTES 03 SECONDS EAST, 201.60 FEET; THENCE NORTH 75 DEGREES 23 MINUTES 26 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE 113.38 FEET TO A POINT CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 459.00 FEET, HAVING A CHORD BEARING OF NORTH 79 DEGREES 37 MINUTES 12 SECONDS WEST, 67.77 FEET; THENCE SOUTH 77 DEGREES 19 MINUTES 10 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE 37.13 FEET; THENCE SOUTH 88 DEGREES 54 MINUTES 36 SECONDS WEST 20.00 FEET; THENCE SOUTH 01 DEGREES 05 MINUTES 24 SECONDS EAST 9.00 FEET; THENCE SOUTH 88 DEGREES 54 MINUTES 36 SECONDS WEST 20.00 FEET; THENCE NORTH 87 DEGREES 30 MINUTES 44 SECONDS WEST 24.05 FEET; THENCE SOUTH 88 DEGREES 54 MINUTES 36 SECONDS WEST 20.00 FEET; THENCE SOUTH 01 DEGREES 05 MINUTES 24 SECONDS EAST ALONG A LINE 10.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF SAID LOT SE-1B, A DISTANCE OF 141.66 FEET; THENCE SOUTH 36 DEGREES 57 MINUTES 13 SECONDS WEST ALONG A LINE 10.00 FEET EAST OF AND PARALLEL WITH SAID WEST LINE OF SAID LOT SE-1B, A DISTANCE OF 218.35 FEET; THENCE NORTH 53 DEGREES 02 MINUTES 47 SECONDS WEST 10.00 FEET TO THE PLACE OF BEGINNING, IN COOK, ILLINOIS.

PINs: 04-23-107-009-0000, 04-23-107-011-0000

Common Address: 1110 Willow Road, Northbrook, IL 60062

PARCEL SE-1B-3 (WILLOW FESTIVAL ANNEX):

THAT PART OF LOT SE-1B IN TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO PLAT THEREOF RECORDED DECEMBER 22, 2000, AS DOCUMENT NO. 0001007540, DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT SE-1B; THENCE NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-1B THE FOLLOWING EIGHT (8) COURSES AND DISTANCES: 1) NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST 376.79 FEET; 2) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST 282.03 FEET; 3) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST 173.10 FEET; 4) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST 115.60 FEET; 5) NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST 132.97 FEET; 6) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST 131.03 FEET; 7) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST 126.59 FEET; 8) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST 125.09 FEET; THENCE SOUTH 46 DEGREES 45 MINUTES 45 SECONDS EAST 48.96 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST 381.50 FEET TO THE EAST LINE OF SAID LOT SE-1B, SAID EAST LINE ALSO BEING THE WEST LINE OF HERETOFORE DEDICATED FOUNDERS DRIVE; THENCE SOUTH ALONG THE EAST LINE OF SAID LOT SE-1B THE FOLLOWING FIVE (5) COURSES AND DISTANCES: 1) SOUTH 01

DEGREES 18 MINUTES 05 SECONDS WEST 69.16 FEET TO A POINT OF CURVATURE; 2) ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 1000.00 FEET, HAVING A CHORD BEARING OF SOUTH 08 DEGREES 53 MINUTES 18 SECONDS WEST, 264.83 FEET TO A POINT OF REVERSE CURVATURE; 3) ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 1100.00 FEET, HAVING A CHORD BEARING OF SOUTH 08 DEGREES 53 MINUTES 18 SECONDS WEST, 291.31 FEET TO A POINT OF TANGENCY; 4) SOUTH 01 DEGREES 18 MINUTES 06 SECONDS WEST 434.18 FEET; 5) SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST 63.69 FEET TO THE SOUTH LINE OF SAID LOT SE-1B; THENCE NORTH 88 DEGREES 41 MINUTES 55 SECONDS WEST ALONG SAID SOUTH LINE 542.33 FEET TO THE PLACE OF BEGINNING.

EXCLUDING THE FOLLOWING DESCRIBED PARCEL:[4]

THAT PART OF LOT SE-1B IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 22, 2000 AS DOCUMENT NUMBER 0001007540 DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT SE-1B; THENCE NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST ALONG THE WEST LINE OF SAID LOT SE-1B, A DISTANCE OF 20.36 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST ALONG A LINE, A DISTANCE OF 20 FEET NORTH OF AND PARALLEL WITH THE SOUTH LINE OF SAID LOT SE-1B, A DISTANCE OF 557.61 FEET TO THE EAST LINE OF SAID LOT SE-1B; THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST ALONG SAID EAST LINE, A DISTANCE OF 27.66 FEET TO THE SOUTH LINE OF SAID LOT SE-1B; THENCE NORTH 88 DEGREES 41 MINUTES 55 SECONDS WEST ALONG SAID SOUTH LINE OF LOT SE-1B, ALSO BEING THE NORTH LINE OF WILLOW ROAD (100 FEET WIDE) A DISTANCE OF 542.33 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

Common Addresses and PINs:

1150 Willow Road, Northbrook, IL 60062	04-23-107-006-0000
1134 Willow Road, Northbrook, IL 60062	04-23-107-007-0000
1122 Willow Road, Northbrook, IL 60062	04-23-107-008-0000
Vacant Land / Common Area	04-23-107-010-0000

CH2\22095741.6

[4] Said Excluded Parcel being the same parcel as was conveyed to the People of the State of Illinois, Department of Transportation by that certain Warranty Deed dated March 15, 2004 and recorded in the Office of the Cook County Recorder of Deeds October 14, 2004 as Document No. 0428849047.